UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2008

UNIVERSAL FOG, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-51060
(Commission File Number)

86-0827216
(I.R.S. Employer Identification No.)

168 Binbei Street
Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China
(Address of Principal Executive Offices) (Zip Code)

011-86-451 8989 1246
(Registrant's Telephone Number, Including Area Code)

_____________________________________________
Former Name or Former Address, if changed since last report

This Current Report on Form 8-K is filed by Universal Fog, Inc., a Delaware corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 28, 2008, Turner, Stone & Company, L.L.P. (“Turner, Stone”) was terminated as the independent registered public accounting firm for the Registrant.  Turner, Stone had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant and Subsidiary for the years ended December 31, 2003 and 2004, for the five months ended May 31, 2005, and for the years ended December 31, 2005 and 2006.  All of the foregoing audited consolidated financial statements are hereinafter collectively referred to as the “consolidated financial statements.”  The reports of Turner, Stone on the consolidated financial statements for the past fiscal years indicated contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern" for the years ended December 31, 2005 and 2006.  The termination of Turner, Stone was approved unanimously by the Board of Directors.

In connection with the audits for the two most recent fiscal years and in connection with Turner, Stone’s review of the three subsequent interim periods to date, there have been no disagreements between the Registrant and Turner, Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Turner, Stone, would have caused Turner, Stone to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

The Registrant has made the contents of this Form 8-K filing available to Turner, Stone and requested it to furnish a letter to the Securities and Exchange Commission as to whether Turner, Stone agrees or disagrees with, or wishes to clarify Registrant’s expression of its views.  A copy of Turner, Stone’s letter to the SEC is included as an exhibit to this filing.

On March 28, 2008, the Registrant engaged Malone & Bailey, PC as its independent registered public accounting firm. The Registrant had not consulted with Malone & Bailey, PC regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

16.1	Letter from Turner, Stone & Company, L.L.P. to the Securities and Exchange Commission dated April, 2, 2008.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

            Universal Fog, Inc.

By:     /s/ Sun, Xin
---------------------------------------
Sun, Xin, Chairman

DATED:  March 31, 2008